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     SUPPLEMENT NO.1 dated March 3, 2003
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TO   PROSPECTUSES dated November 1, 2002

FOR  STATE STREET RESEARCH LARGE-CAP VALUE FUND
     AND STATE STREET RESEARCH MID-CAP VALUE FUND
     SERIES OF STATE STREET RESEARCH EQUITY TRUST

INVESTMENT MANAGEMENT

Under the above caption at page 8 of the prospectus, the third paragraph is revised in its entirety to read as follows:

STATE STREET RESEARCH LARGE-CAP VALUE FUND

"Peter A. Zuger is the lead portfolio manager of the fund and Anthony
F. Forcione is a portfolio manager of the fund. Mr. Zuger has been responsible for the day-to-day management of the fund as the portfolio manager since October 1998. Mr. Zuger, a managing director, joined the firm in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the fund since 2000 and became a portfolio manager of the fund in March 2003. Mr. Forcione, a vice president, joined the firm in 1992 and has worked as an investment professional since 1996."

STATE STREET RESEARCH MID-CAP VALUE FUND

"Peter A. Zuger is the lead portfolio manager of the fund and Anthony F. Forcione is a portfolio manager of the fund. Mr. Zuger has been responsible for the day-to-day management of the fund as the portfolio manager since September 2000. Mr. Zuger, a managing director, joined the firm in 1998 and has worked as an investment professional since 1976. Mr. Forcione has assisted with the management of the fund since 2000 and became a portfolio manager of the fund in March 2003. Mr. Forcione, a vice president, joined the firm in 1992 and has worked as an investment professional since 1996."

                                                                   SSR-7235-0303
                                                 Control Number: (exp1103)SSR-LD
[STATE STREET RESEARCH LOGO]                                               36644